SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 17, 2004
                                                          --------------

                                 BIDVILLE, INC.
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             (Exact name of registrant as specified in its charter)


         NEVADA                        000-31477                 98-0224958
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 file number)           Identification No.)


601 CLEVELAND STREET, SUITE 120
         CLEARWATER, FL                                            33755
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (727) 442-9669



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          (Former name or former address, if changes since last report)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 17, 2004, the Board of Directors of Bidville, Inc. (the "Registrant") appointed Mr. Stephen C. Gingrich to serve as Chief Financial Officer for a term of three years and as a member of the Registrant's Board of Directors. For such services, Mr. Gingrich shall receive an annual salary of $65,000 and options to purchase 250,000 shares of the Company's common stock, vesting equally over a three-year period, with an exercise price of $.36 per share. Mr. Gingrich will head the Registrant's Audit Committee.

Mr. Gingrich, age 36, is a Certified Public Accountant with nearly 15 years of experience in entrepreneurial industry and public and private accounting. Prior to joining the Registrant, Mr. Gingrich was an Accounting Manager with Accounting Consultants in St. Petersburg, Florida, focusing on business valuations and due diligence engagements. From April 2000 through December 2003, Mr. Gingrich was the Controller of ISL Media, an innovative electronic interactive media group promoting travel and tourism throughout the United States. During the period April 1997 through March 2000, Mr. Gingrich was the Corporate Controller and the Business Development Manager on the east coast for Brandenburg Industrial Service Company, one of the nation's largest demolition contractors, headquartered in Chicago, Illinois. Mr. Gingrich received a Bachelor's in Business Administration in Accounting from Temple University in 1991.

Mr. Gingrich is not currently a director of any other company with a class of equity securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or registered as an investment company under the Investment Company Act of 1940. There have been no related party transactions between Mr. Gingrich and the Registrant in the past year. There are no family relationships between or among the executive officers and directors of the Registrant and Mr. Gingrich.


Item 9.01   Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

      10.28 Executive Employment Agreement between Bidville, Inc. and Stephen C. Gingrich.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Bidville, Inc.
                          -----------------------------
                                  (Registrant)

                  Date: November 19, 2004

                                        By:  /s/ Michael Palandro
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                                             Michael Palandro, President,
                                             CEO and Director